                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       TITAN WHEEL INTERNATIONAL, INC.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


                       TITAN WHEEL INTERNATIONAL, INC.
-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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

                                   Titan Logo
                        Titan Wheel International, Inc.
                               2701 Spruce Street
                             Quincy, Illinois 62301

                           -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 22, 1997

TO THE STOCKHOLDERS:

     The Annual Meeting of Stockholders of Titan Wheel International, Inc., an Illinois corporation ("Titan" or the "Company"), will be held at the Wyndham Garden, 8600 Merriman Road, Romulus, MI 48174 on May 22, 1997, at 11:00 a.m. Eastern Standard time, for the following purposes:

     1. To elect two Directors to serve for three year terms and until their successors are elected and qualified;

     2. To consider and act upon a proposal of the Board of Directors to amend the Articles of Incorporation of the Company to change the name of the Company to Titan International, Inc.;

     3. To ratify the selection of Price Waterhouse LLP as independent auditors for 1997; and

     4. To transact such other business as may properly come before the meeting.

     Only stockholders whose names appear of record at the Company's close of business on March 28, 1997 are entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof.

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. STOCKHOLDERS CAN HELP THE COMPANY AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. THE PRESENCE, IN PERSON OR BY PROPERLY EXECUTED PROXY, OF A MAJORITY OF THE COMMON STOCK OUTSTANDING ON THE RECORD DATE IS NECESSARY TO CONSTITUTE A QUORUM AT THE ANNUAL MEETING.

                                             By Order of the Board of Directors,

                                                                 CHERI T. HOLLEY
                                                                       Secretary

Quincy, Illinois
April 7, 1997

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                        TITAN WHEEL INTERNATIONAL, INC.

                                  MAY 22, 1997

     This Proxy Statement is being furnished to the stockholders of Titan Wheel International, Inc. ("Titan" or the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the annual meeting of stockholders (the "Annual Meeting") to be held on May 22, 1997 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting, and at any adjournment or postponement of that meeting. This Proxy Statement and accompanying form of proxy will be first mailed to stockholders on or about April 7, 1997.

                                     VOTING

     Holders of shares of common stock (the "Common Stock") of the Company at its close of business on March 28, 1997 (the "Record Date") will be entitled to receive notice of and vote at the Annual Meeting. On the Record Date, 21,713,863 shares of Common Stock were outstanding. Holders of Common Stock (the "Common Stockholders") are entitled to one vote per share of Common Stock they held of record on the Record Date on each matter that may properly come before the Annual Meeting.

     A plurality of the votes of Common Stockholders cast at the Annual Meeting is required for the election of each Director. Ratification of the selection of independent auditors requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Approval of the proposed amendment requires the affirmative vote of two-thirds of the outstanding shares of Common Stock entitled to vote at the Annual Meeting. Abstentions are counted in the number of shares present in person or represented by proxy for purposes of determining whether Proposal III has been approved, and so are equivalent to votes against Proposal III, whereas, broker non-votes are not counted for such purposes. Broker non-votes and abstentions, however, will both be equivalent to votes against the amendment in Proposal II.

     Stockholders of record on the Record Date are entitled to cast their votes in person or by properly executed proxy at the Annual Meeting. The presence, in person or by properly executed proxy, of a majority of the Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, the Company may adjourn or postpone the Annual Meeting.

     All Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not properly revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR the election of the Board's director nominees and FOR Proposal II and Proposal
III. The Board of Directors of the Company does not know of any matters, other than the matters described in the Notice of Annual Meeting attached to this Proxy Statement, that will come before the Annual Meeting.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A stockholder may revoke a proxy at any time prior to its exercise by filing with the Secretary of Titan a duly executed revocation or proxy bearing a later date or by voting in person at the meeting. Attendance at the Annual Meeting will not of itself constitute revocation of a proxy. Any written notice revoking a proxy should be sent to:
Corporate Secretary, Titan Wheel International, Inc., 2701 Spruce Street, Quincy, Illinois 62301.

                           COST OF PROXY SOLICITATION

     The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone, facsimile transmission or telegraph, by Directors, officers or regular employees of the Company or persons employed by the Company for the purpose of soliciting proxies. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of Common Stock held of record by such persons, and will be reimbursed by the Company for expenses incurred therewith.

                                  PROPOSAL I.

                             ELECTION OF DIRECTORS

     The Company's Bylaws provide for three classes of directors of approximately equal numbers designated as Class I, Class II and Class III. Each Director is elected for a three year term and the term of each Class expires in a different year. The nominees for election as Class III directors are: Erwin H. Billig and Anthony L. Soave, each of whom is a current Director of the Company. Each of the nominees has consented to serve as a director if elected.

     In the unexpected event that any of the nominees for director should before the Annual Meeting become unable to serve, if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominees as may be recommended by the Company's existing Board of Directors.

     The following biographical information is furnished with respect to each of the two nominees for election at the Annual Meeting and each other Director whose term will continue after the Annual Meeting.

                                          TERM EXPIRATION                                POSITIONS WITH
        NOMINEES FOR ELECTION                  DATE          AGE    DIRECTOR SINCE         THE COMPANY
        ---------------------             ---------------    ---    --------------       --------------
         CLASS III DIRECTORS
Erwin H. Billig.......................         2000          70          1992         Chairman of the Board
                                                                                      and Director
Anthony L. Soave......................         2000          57          1994         Director

     ERWIN H. BILLIG -- Mr. Billig has been Vice Chairman of MascoTech, Inc. (a manufacturer of transportation, architectural and other industrial products) since October, 1992, and served as the President and Chief Operating Officer of MascoTech, Inc. from 1986 to September, 1992. Mr. Billig is also a director of MascoTech, Inc. and Etico Ltd.

     ANTHONY L. SOAVE -- Mr. Soave is the President, Chief Executive Officer and founder of Detroit based City Management Corporation, an integrated environmental service company operating nationwide.

     RICHARD M. CASHIN, JR. -- Mr. Cashin is the President of Citicorp Venture Capital, Ltd., and has been employed by Citicorp Venture Capital since 1980. Mr. Cashin is also a director of Levitz Furniture Co., the Hoover Group, Cable Systems International, and Delco Remy America. Mr. Cashin, who is 44 years old, became a Class II Director in 1994 and his term expires in 1999.

     ALBERT J. FEBBO -- Mr. Febbo is the Vice President of Corporate Marketing for the General Electric Corporation where he has held executive positions since March, 1987. Mr. Febbo, who is 58 years old, became a Class II Director in 1993 and his term expires in 1999.

     EDWARD J. CAMPBELL -- Mr. Campbell, now retired, was employed for 27 years by Tenneco. He spent 13 of those years as President of Newport News Shipbuilding Company and 14 years at JI Case, three of those (1992-94) as President. Mr. Campbell is currently a director of Global Marine, Inc. and Zurn Industries. Mr. Campbell, who is 69 years old, became a Class I Director in 1995 and his term expires in 1998.

     MAURICE M. TAYLOR, JR. -- Mr. Taylor has been the President and Chief Executive Officer and Director of Titan Wheel International, Inc. since 1990, when Titan was acquired in a management-led buyout by investors, including Mr. Taylor. Prior thereto, Mr. Taylor had a significant role in the development of the Company. Mr. Taylor, who is 52 years old, became a Class I Director in 1990 and his term expires in 1998.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE BOARD OF DIRECTORS' SLATE OF NOMINEES STANDING FOR ELECTION.

DIRECTORS FEES

     Titan pays its non-employee directors a fee of $500 for each Board or committee meeting attended. Titan also reimburses out-of-pocket expenses related to the directors' attendance at such meetings. In addition, in March 1994 the Board adopted the 1994 Non-Employee Director Stock Option Plan to provide for grants of stock options as a means of attracting and retaining highly qualified independent directors for the Company. No more than 225,000 shares of the Company's Common Stock may be issued under the Plan. Options granted under the Plan totaled 45,000 during 1996. The options granted in 1996 are exercisable at a price of $16.00 per share, and expire 10 years from the date of grant. Such options vest and become exercisable immediately. In addition, Titan pays Mr. Billig, the Chairman of the Board, an annual fee of $100,000 to carry out his responsibilities which include significant operational matters, as well as corporate development matters. The Company does not have any other consulting contracts or arrangements with any of its directors.

COMMITTEES

     The Board of Directors has established the following committees of the
Board: (i) Audit and Oversight Committee (consisting of Messrs. Cashin, Febbo, Soave and Campbell), (ii) Compensation Committee (consisting of Messrs. Billig, Cashin, Febbo, Soave and Campbell) and (iii) Executive Committee (consisting of Messrs. Billig, Cashin, Soave and Taylor). The Company does not have a standing nominating committee. The Board of Directors selects nominees for election as directors.

     The Audit and Oversight Committee, which met three times in 1996, recommends to the Board independent auditors to perform audit and non-audit services, reviews the scope and results of such services, reviews with management and the independent auditors any recommendations of the auditors regarding changes and improvements in the Company's accounting procedures and controls and management's response thereto, and reports to the Board after each Audit and Oversight Committee meeting.

     The Compensation Committee, which met twice in 1996, reviews and recommends to the Board the salaries and all other forms of compensation of the Company's officers.

     During 1996, there were 4 meetings of the Board of Directors. All Directors attended 75% or more of the aggregate number of meetings of the Board and applicable committees.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth the compensation received by the Company's Chief Executive Officer and other executive officers whose aggregate annual salary and bonuses exceeded $100,000 during 1996.

Summary Compensation Table

                                                                              LONG TERM
                                                                            COMPENSATION
         NAME AND PRINCIPAL                     ANNUAL COMPENSATION       AWARDS SECURITIES
           POSITION AS OF                       --------------------         UNDERLYING           ALL OTHER
         DECEMBER 31, 1996              YEAR     SALARY      BONUS        OPTIONS/SAR'S(#)       COMPENSATION
         ------------------             ----     ------      -----        -----------------      ------------
Maurice M. Taylor, Jr...............    1996    $300,000    $300,000           37,500              $26,875(a)
President and Chief                     1995     300,000         -0-                                 1,844(a)
Executive Officer(b)                    1994     300,000     210,000                                 1,500(a)

Michael R. Samide...................    1996    $225,000    $225,000           14,070              $58,794(a)(c)
Vice President &                        1995     225,000         -0-                                 9,495(a)
Chief Operating Officer                 1994     225,000     100,000                                 7,012(a)

Cheri T. Holley.....................    1996    $125,000    $ 25,000            3,130              $18,545(a)
Vice President Secretary                1995     100,000      25,000                                 7,586(a)
and General Counsel(b)                  1994      70,833      21,250                                   425(a)

Kent W. Hackamack...................    1996    $125,000    $ 25,000            3,130              $17,742(a)
Vice President of Finance               1995      89,025      25,000                                 6,475(a)
and Treasurer                           1994      40,000      10,000                                   400(a)

-------------------------
(a) Includes one or more of the following: 401(k) matching contribution, car allowance, life insurance, and vacation pay.

(b) The President and Secretary are brother and sister.

(c) Includes exercise of stock options.

OPTIONS GRANTED IN 1996:

     The following table summarizes options granted during 1996, and the values of options outstanding on December 31, 1996, for the executive officers named above.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                    POTENTIAL REALIZABLE VALUE
                              NUMBER OF       PERCENT                               AT ASSUMED ANNUAL RATES OF
                              SECURITIES      OF TOTAL                             STOCK PRICE APPRECIATION FOR
                              UNDERLYING      OPTIONS/                                    OPTION TERM(B)
                             OPTIONS/SARS   SARS GRANTED   EXERCISE   EXPIRATION   -----------------------------
            NAME              GRANTED(A)    TO EMPLOYEES    PRICE        DATE           5%             10%
            ----             ------------   ------------   --------   ----------        --             ---
Maurice M. Taylor, Jr. .....    37,500         32.7%        $16.00    Jan., 2006   $    412,356   $    1,013,506
Michael R. Samide...........    14,070         12.3%         16.00    Jan., 2006        154,716          380,267
Cheri T. Holley.............     3,130          2.7%         16.00    Jan., 2006         34,418           84,594
Kent W. Hackamack...........     3,130          2.7%         16.00    Jan., 2006         34,418           84,594
                                ------         -----        ------    ----------   ------------   --------------
All Shares Outstanding(c)...                                                       $716,127,269   $1,141,372,024

-------------------------
(a) All options were granted on January 30, 1996. Forty percent of the options will become exercisable on December 31, 1997 and an additional 20% will become exercisable on each of December 31, 1998, 1999 and 2000, respectively.

(b) Potential realizable value is based on the assumption that the common stock price appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten-year option term. The numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised (if the executive were to sell the shares on the date of exercise) so there is no assurance that the value realized will be at or near the potential realizable value as calculated in this table.

(c) All shares outstanding represent the increase in total Company shareholder value if the stock price and assumed rates used in the stock option assumptions are achieved multiplied by the number of shares outstanding at the end of fiscal 1996 (26,526,992).

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                            FY-END OPTION/SAR VALUES

                                                            NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
                               SHARES      VALUE      OPTION/SARS AT FISCAL YEAR END(#)       SARS/FISCAL YEAR($)
           NAME               ACQUIRED    REALIZED        EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
           ----               --------    --------    ---------------------------------    -------------------------
Maurice M. Taylor, Jr. ...         0          N/A               54,000/91,500                   $88,560/$88,560
Michael R. Samide.........     6,300      $28,838               11,250/32,520                     18,450/30,258
Cheri T. Holley...........         0          N/A                1,280/ 5,050                      2,099/ 3,149
Kent W. Hackamack.........         0          N/A                  968/ 4,582                      1,588/ 2,381

                        REPORT OF COMPENSATION COMMITTEE

     The Compensation and Employee Benefits Committee of the Board of Directors (the "Committee"), composed of five independent non-employee directors, administers the executive compensation program. None of such members is or has been an officer or employee of the Company. The Committee passes on all material issues relating to executive compensation.

     The philosophy of the Committee as it relates to executive compensation is that the Chief Executive Officer (CEO) and other executive officers should be compensated at competitive levels sufficient to attract, motivate and retain talented executives who are capable of leading the Company in achieving their business objectives in an industry facing increasing competition and change.

     Annual compensation for the Company's senior management consists of base salary and, when appropriate, bonus compensation. Salary levels of Company executives are reviewed and are normally adjusted annually, and any bonuses are normally awarded annually. In determining appropriate salaries, the Committee considers: (1) The CEO's recommendations as to compensation for all other executive officers; (2) the scope of responsibility, experience, time and position and individual performance of each officer, including the CEO; and (3) compensation levels of other companies in the industry. The Committee's analysis is a subjective process which utilizes no specific weighing or formula of the aforementioned factors in determining executive's base salaries.

     The Committee considers bonus compensation to be its primary motivational method for encouraging and rewarding outstanding individual performance, especially for the Company's senior management and overall performance by the Company. Awards under the Company's bonus plan are granted by the Committee based primarily upon: (1) performance of the Company, (2) performance of the individual and (3) recommendation of the CEO. The purpose of the bonus plan is to provide a special incentive to maximize his or her individual performance and the overall performance of the Company.

     In determining the total compensation package for the CEO for 1996, the Committee considered all of the factors discussed above. Additionally, the Committee considered the Company's profitability, the success of the Company's facilities in surpassing their objectives, the extent and timing of the additions to the Company during the year, the quality and efficiency of the Company's staff, and certain other factors relating to the Company's performance.

                                            Members of the Compensation
                                            Committee:

                                             Erwin H. Billig, Chairman
                                                    Edward J. Campbell
                                                Richard M. Cashin, Jr.
                                                       Albert J. Febbo
                                                      Anthony L. Soave

                         STOCKHOLDER PERFORMANCE GRAPH

     The following graph compares the percentage change in the Company's cumulative total stockholder return on Common Stock as quoted on the NASDAQ National Market System beginning with May 19, 1993 (the date of Titan's initial public offering) and by the New York Stock Exchange beginning March 23, 1994, with the cumulative total return, assuming reinvestment of dividends, of (i) the Standard & Poor's Machinery Diversified Industrials Index and (ii) The Standard & Poor's 500 Stock Index. The Common Stock is currently traded on the New York Stock Exchange under the symbol TWI.

                        TITAN WHEEL INTERNATIONAL, INC.
            CUMULATIVE TOTAL RETURN SINCE INITIAL PUBLIC OFFERING(1)
                              05/19/93 -- 12/31/96

        MEASUREMENT PERIOD              TITAN WHEEL        S&P MACHINERY    STANDARD & POOR'S
      (FISCAL YEAR COVERED)         INTERNATIONAL, INC.     DIVERSIFIED      500 STOCK INDEX
                                                         INDUSTRIALS INDEX
5/19/93                                           100.0              100.0              100.0
6/30/93                                           120.3              106.9              100.0
12/31/93                                          165.9              122.7              103.5
6/30/94                                           156.9              115.9               98.6
12/30/94                                          180.5              114.9              101.9
6/30/95                                           251.2              139.6              102.9
12/29/95                                          237.8              140.1              136.7
6/30/96                                           236.0              156.5              150.0
12/31/96                                          186.6              172.3              164.4

(1) The Common Stock was sold to the public in the Company's initial public offering on May 19, 1993 and trading commenced immediately on the NASDAQ National Market System. The starting point of the graph is based on the initial public offering price of $6.67 per share.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Under the securities laws of the United States, the directors and executive officers of the Company and the persons who own more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission and to the New York Stock Exchange. Specific due dates for these reports have been established, and the Company is required to disclose in this proxy statement any late filings during 1996. To the Company's knowledge, based solely on its review of the copies of such reports required to be furnished to the Company during 1996, all of these reports were timely filed.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of March 28, 1997 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director and nominee for director, (iii) each of the named executive officers and (iv) all directors and executive officers as a group.

                                                               SHARES BENEFICIALLY OWNED
                                                              ----------------------------
            NAME AND ADDRESS OF BENEFICIAL OWNER              NUMBER(A)         PERCENT(B)
            ------------------------------------              ---------         ----------
Masco Tech, Inc.............................................  3,315,852           15.3%
  21001 Van Born Road
  Taylor, MI 48180
399 Venture Partners, Inc. .................................  2,031,112            9.4%
  399 Park Avenue
  New York, New York 10043
Maurice M. Taylor, Jr. .....................................  1,888,178(c,d)       8.7%
  2701 Spruce St.
  Quincy, Il 62301
Mellon Bank Corporation.....................................  1,665,000(e)         7.7%
  One Mellon Bank Center
  500 Grant Street
  Pittsburgh, PA 15258
Erwin H. Billig.............................................     69,975(d)            *
Anthony L. Soave............................................     69,750(d)            *
Richard M. Cashin, Jr.......................................     65,179(d)            *
Albert J. Febbo.............................................     24,750(d)            *
Edward J. Campbell..........................................     11,250(d)            *
Michael R. Samide...........................................     11,250(d)            *
Cheri T. Holley.............................................      1,280(d)            *
Kent W. Hackamack...........................................        968(d)            *
All Executives Officers and Directors as a Group (9
  persons)..................................................  2,142,580(d)         9.8%

-------------------------
 *  Less than one percent.

(a) Except for voting powers held jointly with a person's spouse, represents sole voting and investment power unless otherwise indicated.

(b) As of March 28, 1997, 21,713,863 shares were outstanding. Common Stock not outstanding which can be acquired through the exercise of options within 60 days by a shareholder named in the table is deemed outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such shareholder, but is not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other shareholder.

(c) Includes 1,798,000 shares held jointly by Mr. Taylor and his wife as to which they share voting and dispositive power. Also includes 36,178 shares held by Mr. Taylor as to which he has sole voting and dispositive power.

(d) Includes shares subject to options exercisable within 60 days as follows:
    Mr. Taylor, 54,000 shares; Mr. Billig, 24,750 shares; Mr. Soave, 24,750 shares; Mr. Cashin, 24,750 shares; Mr. Febbo, 24,750 shares; Mr. Samide, 11,250 shares; Mr. Campbell, 9,000 shares; Ms. Holley, 1,280 shares; Mr. Hackamack, 968 shares; and all executive officers and directors as a group, 175,498 shares.

(e) Based on information contained in Schedule 13G of Mellon Bank dated January 28, 1997.

                                  PROPOSAL II.

         PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE
                               THE COMPANY'S NAME

     The Board of Directors has recommended an amendment to the Company's Articles of Incorporation to change the name of the Company to "Titan International, Inc.". To be adopted, the proposed amendment must receive the affirmative vote of the entitled stockholders by at least two-thirds of the outstanding shares of Common Stock.

     The Company's name implies that Titan is only a wheel manufacturer which has caused some confusion in recent years among investors, customers and the media. The purpose of the name change is to more accurately describe the Company while at the same time allowing the Company to continue to share in the Titan heritage of growth and leadership internationally.

                                 PROPOSAL III.

                             SELECTION OF AUDITORS

     Price Waterhouse LLP has served the Company as independent auditors during the year ended December 31, 1996 and also have been selected by the Board of Directors to serve as auditors for the present year. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS RATIFY ITS SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT AUDITORS TO AUDIT THE ACCOUNTS OF THE COMPANY AND ITS SUBSIDIARIES FOR 1997. If the stockholders fail to ratify the Board's selection of Price Waterhouse LLP, the Board will consider this fact when selecting auditors for 1998.

     Price Waterhouse LLP has served as the Company's independent auditors since 1983.

     A representative of Price Waterhouse LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions which stockholders might have.

                                 OTHER MATTERS

     Management does not intend to present to the Annual Meeting any business other than the items stated in the "Notice of Annual Meeting of Stockholders" and does not know of any matters to be brought before the Annual Meeting other than those referred to above. If, however, any other matters properly come before the Annual Meeting requiring a stockholder vote, the persons designated as proxies will vote on each such matter in accordance with their best judgment.

     Whether or not you expect to be at the Annual Meeting in person, please sign, date and return promptly the enclosed Proxy. No postage is necessary if the Proxy is mailed in the United States.

                             STOCKHOLDER PROPOSALS

     Any proposal to be presented at next year's Annual Meeting must be received at the principal executive offices of the Company no later than December 10, 1997. Any such proposals should be directed to the attention of the Secretary for consideration for inclusion in the Company's Proxy Statement and Form of Proxy relating to the next Annual Meeting. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission and it is suggested that proponents of any proposals submit such proposals to the Company sufficiently in advance of the deadline by Certified Mail-Return Receipt Requested.

                                             By Order of the Board of Directors,

                                                                 CHERI T. HOLLEY
                                                                       Secretary

                                     NOTES

                                     NOTES

            DIRECTIONS TO WYNDHAM GARDEN HOTEL -- CONFERENCE CENTER

                                      MAP

  The Wyndham Garden Hotel is located at Detroit Metropolitan Airport off the
                       Merriman Road exit (#198) on I-94.

PROXY                                                                     PROXY

                        TITAN WHEEL INTERNATIONAL, INC.
          PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING
                 MAY 22, 1997, 11:00 A.M. EASTERN STANDARD TIME
                       WYNDHAM GARDEN, 8600 MERRIMAN ROAD
                               ROMULUS, MICHIGAN

     The undersigned hereby constitutes and appoints Maurice M. Taylor, Jr., and Cheri T. Holley, and each of them, attorneys with full power of substitution, with the powers the undersigned would possess if personally present, to vote all shares of Common Stock of the undersigned in TITAN WHEEL INTERNATIONAL, INC., at the Annual Meeting of Stockholders to be held on Thursday, May 22, 1997 and at any adjournments thereof and on all matters properly coming before the meeting.

     THIS PROXY WILL BE VOTED AS DIRECTED BELOW OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                           IN THE ENVELOPE PROVIDED.

                 (Continued and to be signed on reverse side.)

                        TITAN WHEEL INTERNATIONAL, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /X/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, AND 3.
1. ELECTION OF DIRECTORS--                      FOR  WITHHOLD  FOR ALL, (Except Nominee(s) written below)
   Nominees for Election as Class III Director  / /    / /       / /
   to serve until 2000 Annual Meeting:                                    _____________________________
   Erwin H. Billing and Anthony L. Soave

                                                FOR  AGAINST   ABSTAIN                                         FOR  AGAINST  ABSTAIN
2. Amendment of the Articles of Incorporation   / /    / /       / /      3. To ratify the selection of       / /    / /      / /
   to change the name of the Company to Titan                                Price Waterhouse LLP, as the
   International, Inc.                                                       Independent auditors for 1997.

                                                                          4. In their discretion, the proxy holders are authorized
                                                                             to vote upon such other business as may properly come
                                                                             before the meeting.

                                                                                                Dated:________________________, 1997


                                                                                        ____________________________________________
                                                                                        Signature

                                                                                        ____________________________________________
                                                                                        Signature

                                                                                        (This proxy must be signed exactly as the
                                                                                        name appears hereon. If acting as attorney,
                                                                                        executor, or trustee, or in a corporate or
                                                                                        representative capacity, please sign name
/ / Mark here for address change and mark such change on address label.                 and title.)